UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2025

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected twelve directors (Cheryl K. Beebe, Bruce M. Bodine, Gregory L. Ebel, Timothy S. Gitzel, Emery N. Koenig, Jody L. Kuzenko, Sonya C. Little, David T. Seaton, Kathleen M. Shanahan, João Roberto Gonçalves Teixeira, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring in 2026 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2025; and (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”).
The votes cast with respect to each director elected for a term of one year expiring in 2026 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	239,392,375	1,720,619	401,877	25,320,065
Bruce M. Bodine	237,633,365	3,723,570	157,936	25,320,065
Gregory L. Ebel	229,073,178	12,280,602	161,091	25,320,065
Timothy S. Gitzel	231,307,168	10,012,419	195,284	25,320,065
Emery N. Koenig	233,479,893	7,864,163	170,815	25,320,065
Jody L. Kuzenko	238,938,458	2,248,214	328,199	25,320,065
Sonya C. LIttle	240,744,893	442,743	327,235	25,320,065
David T. Seaton	231,011,705	10,190,232	312,934	25,320,065
Kathleen M. Shanahan	238,097,610	3,230,667	186,594	25,320,065
João Roberto Gonçalves Teixeira	240,768,048	530,958	215,865	25,320,065
Gretchen H. Watkins	239,144,451	2,177,002	193,418	25,320,065
Kelvin R. Westbrook	234,709,517	6,601,759	203,595	25,320,065
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2025 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
256,891,897	9,795,242	147,797	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
222,059,413	17,797,388	1,658,070	25,320,065

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: June 2, 2025	By:	/s/ Philip E. Bauer
	Name:	Philip E. Bauer
	Title:	Senior Vice President, General Counsel
and Corporate Secretary